                                                                      EXHIBIT 24
                               POWER OF ATTORNEY

We, the undersigned directors of the Registrant, hereby severally constitute and appoint Theresa A. Cornish our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the annual report on Form 10-K for the year ended December 31, 1999, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the annual report and any amendments thereto; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.

Signature                              Title                 Date
-----------------------------  ----------------------  -----------------

/s/ John Chirtea               Director                February 23, 2000
-----------------------------
John Chirtea

/s/ Susan D. Goff              Director                February 23, 2000
-----------------------------
Susan D. Goff

/s/ Solomon Graham             Director                February 23, 2000
-----------------------------
Solomon Graham

/s/ Gilbert L. Hardesty        Director                February 23, 2000
-----------------------------
Gilbert L. Hardesty

/s/ Joyce R. Hawkins           Director                February 23, 2000
-----------------------------
Joyce R. Hawkins

/s/ Thomas O. Keech            Director                February 23, 2000
-----------------------------
Thomas O. Keech

/s/ Charles F. Mess            Director                February 23, 2000
-----------------------------
Charles F. Mess

________________________       Director
Robert L. Mitchell

/s/ Robert L. Orndorff, Jr.    Director                February 23, 2000
-----------------------------
Robert L. Orndorff, Jr.

/s/ David E. Rippeon           Director                February 23, 2000
-----------------------------
David E. Rippeon

/s/ Lewis R. Schumann          Director                February 23, 2000
-----------------------------
Lewis R. Schumann

/s/ W. Drew Stabler            Chairman of the Board,  February 23, 2000
-----------------------------  Director
W. Drew Stabler
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